Exhibit 99.7

SCAN TO VIEW MATERIALS & VOTE GOUVERNEUR BANCORP, INC. 42 CHURCH STREET GOUVERNEUR, NY 13642-0297 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — DETACH AND RETURN THIS PORTION ONLY THIS PROXY IS VALUE ONLY WHEN SIGNED AND DATED. GOUVERNEUR BANCORP, INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE PROPOSALS LISTED BELOW. For Against Abstain For Against Abstain 1. The approval of the Plan of Conversion and Reorganization 2. An informational proposal regarding approval of a provision in Gouverneur Bancorp, Inc.’s articles of incorporation requiring a super-majority vote to approve certain amendments to Gouverneur Bancorp, Inc.’s articles of incorporation For Against Abstain For Against Abstain 3. An informational proposal regarding approval of a provision in Gouverneur Bancorp, Inc.’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Gouverneur Bancorp, Inc.’s outstanding voting stock 4. The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. _____________________________________ _______________ Signature (PLEASE SIGN WITHIN BOX) Date _____________________________________ _______________ Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — REVOCABLE PROXY GOUVERNEUR BANCORP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints the Board of Directors of Gouverneur Bancorp, Inc., or their successors in office, as proxies, each with full power of substitution, to represent and vote all stock that the undersigned is entitled to vote at the Special Meeting of Stockholders of Gouverneur Bancorp, Inc., to be held on September 29, 2023 beginning at 1:00 p.m., Eastern time, at the Company’s main office located at 42 Church Street, Gouverneur, New York 13642, or at any adjournments thereof, as indicated on this proxy card. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL OF THE PROPOSALS SET FORTH IN THIS PROXY CARD. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT AND DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. PLEASE VOTE BY INTERNET OR PHONE, OR DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.